News Release CONTACTS MEDIA: Anne Pace (631) 338-3268 anne.pace@pnc.com INVESTORS: Bryan Gill (412) 768-4143 investor.relations@pnc.com PNC Receives Regulatory Approvals for Acquisition of FirstBank PITTSBURGH, PA and LAKEWOOD, CO – Dec.12, 2025 – The PNC Financial Services Group, Inc. (NYSE: PNC) today announced that it has received the regulatory approvals required to complete its previously announced acquisition of FirstBank Holding Company, including its banking subsidiary, FirstBank. Regulatory approvals have been received from the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Colorado Division of Banking. PNC expects the transaction to close on or about Jan. 5, 2026, subject to the satisfaction of customary closing conditions. “Final regulatory approval of this acquisition marks an important milestone for PNC as we continue to expand our coast-to-coast franchise and bring our full breadth of capabilities to more customers and communities,” said William S. Demchak, chairman and chief executive officer of PNC. “We look forward to welcoming FirstBank’s employees and clients to PNC.” Following closing, PNC will begin the process of integrating FirstBank into PNC’s national platform, including its leading treasury management, payments, and digital banking capabilities. Full customer conversion is expected to occur in mid-2026. FirstBank, headquartered in Lakewood, Colorado, is one of the largest privately held banks in the country and adds meaningful scale to PNC’s presence in the Rocky Mountain region and the Southwest, including Colorado and Arizona. The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. - more - Exhibit 99.1

PNC Receives Regulatory Approvals for Acquisition of FirstBank – Page 2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains statements regarding PNC; FirstBank; the proposed transaction between PNC and FirstBank; future financial and operating results; benefits and synergies of the transaction; future opportunities for PNC; the issuance of common stock of PNC contemplated by the Agreement and Plan of Merger by and among PNC, FirstBank and Summit Merger Sub I, Inc. (the “Merger Agreement”); the filing by PNC with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a prospectus of PNC and a proxy statement of FirstBank which was included therein (the “Proxy Statement/Prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about PNC and its subsidiaries or related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements. These forward-looking statements may include information about PNC’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and PNC’s future capital expenditures and dividends, future financial condition and changes therein, including changes in PNC’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for PNC’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on PNC’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement. These forward looking statements are not guarantees of future performance and are based on expectations and assumptions PNC currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of PNC’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of PNC, FirstBank or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to PNC’s business and to FirstBank’s business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of FirstBank’s business and operations into PNC, will be materially delayed or will be more costly or difficult than expected, or that PNC is otherwise unable to successfully integrate FirstBank’s business into its own, including as a result of unexpected factors or events, (4) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (5) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (6) the dilution caused by the issuance of additional shares of PNC’s common stock in the transaction, (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against PNC before or after the transaction, or against FirstBank, (9) diversion of management’s attention from ongoing business operations and (10) general competitive, economic, political and market conditions and other factors that may affect future results of PNC and FirstBank. PNC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in PNC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements PNC has filed with the SEC. Copies of the SEC filings for PNC may be downloaded from the Internet at no charge from https://investor.pnc.com. - more -

PNC Receives Regulatory Approvals for Acquisition of FirstBank – Page 3 Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, PNC has filed with the SEC a Registration Statement on Form S-4 to register the shares of PNC common stock to be issued to the shareholders of FirstBank in connection with the proposed transaction. The Registration Statement includes a Proxy Statement/Prospectus which was mailed to the shareholders of FirstBank in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PNC, FIRSTBANK AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You are also able to obtain these documents, free of charge, from PNC at https://investor.pnc.com. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request by telephone or mail to The PNC Financial Services Group, Inc., The Tower at PNC Plaza, 300 Fifth Avenue Pittsburgh, Pennsylvania 15222-2401 Attention: Shareholder Services, (800) 982-7652 or to FirstBank Holding Company, 12345 W Colfax Ave, Lakewood, Colorado 80215, Attention: Stock Administrator, (303) 235-1331. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. # # #